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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2004

                          DANIELSON HOLDING CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        1-6732                95-6021257
           --------                        ------                ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606
                             -----------------------

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 466-4030
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 10, 2004, Danielson Holding Corporation (the "Company") acquired 100% of the equity of Covanta Energy Corporation ("Covanta") for cash consideration of approximately $30 million upon the closing of the Investment and Purchase Agreement dated December 2, 2003, as amended (the "Covanta Purchase Agreement"), between the Company and Covanta.

The Company acquired Covanta's energy and water business upon the closing of the Covanta Purchase Agreement, allowing Covanta to emerge from Chapter 11 proceedings in bankruptcy. Covanta's plan of reorganization was confirmed by the Bankruptcy Court for the Southern District Court of New York pursuant to an order entered on March 5, 2004 enabling Covanta to emerge from bankruptcy. The Company did not acquire Covanta's geothermal assets, which were sold separately to the winning bidder following the auction of those assets.

Covanta is an international owner and operator of waste-to-energy and power generation projects. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. Covanta also operates water and wastewater treatment facilities.

Covanta will remain headquartered in Fairfield, New Jersey. Anthony J. Orlando will continue to serve as Covanta's Chief Executive Officer and Covanta's existing management structure will stay in place.

The financing necessary for the Company's acquisition of Covanta was provided by
D. E. Shaw Laminar Portfolios, L.L.C., a shareholder of the Company and creditor of Covanta ("Laminar"), SZ Investments, L.L.C., a shareholder of the Company ("SZ Investments"), and Third Avenue Trust, on behalf of Third Avenue Value Fund Series, a shareholder of the Company ("Third Avenue" and collectively with Laminar and SZ Investments, the "Bridge Lenders") pursuant to a Note Purchase Agreement dated December 2, 2003, as amended (the "Note Purchase Agreement"). Pursuant to the Note Purchase Agreement, the Bridge Lenders provided $40 million of bridge financing to the Company in exchange for notes convertible, upon the happening of certain events, into shares of the Company's common stock at a price of $1.53 per share (the "Bridge Notes"). The Bridge Notes have a scheduled maturity date of January 2, 2005 and an extended maturity date as late as July 15, 2005, and bear interest at a rate of 12% per annum through July 15, 2004 and 16% per annum thereafter. In the event of a default or the failure to pay the Bridge Notes upon their maturity, the interest rate under the Bridge Notes increases by 2%.

In connection with the execution of the Covanta Purchase Agreement, the Company deposited $30 million from the proceeds from the sale of the Bridge Note into an escrow account. The Company and Covanta subsequently amended the Covanta Purchase Agreement as of February 23, 2004 to reduce the purchase price by $175,000 and remove $175,000 from the purchase price escrow account so that the Company could acquire an equity interest in Covanta Lake, Inc., a wholly-owned indirect subsidiary of Covanta in a transaction separate and distinct from the acquisition of Covanta out of bankruptcy. At the closing of the transactions under the Covanta Purchase Agreement, the previously posted deposit of approximately $30 million was released to Covanta as the purchase price consideration. The proceeds from the Bridge Note financing have been and will be used for the payment of the purchase price for Covanta to pay transaction expenses and for general corporate purposes.
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In consideration for the $40.0 million of bridge financing, the arrangement by the Bridge Lenders of a $118 million replacement letter of credit facility for Covanta secured by a second lien on Covanta's domestic assets and Laminar's arrangement of a $10 million secured revolving loan facility for Covanta Power International Holdings, Inc., the Company issued to the Bridge Lenders an aggregate of 5,120,853 shares of the Company's common stock. The Company expects to refinance the Bridge Notes through a previously announced rights offering. Under the Note Purchase Agreement, the Company has agreed to file a registration statement for the rights offering within 75 days following the closing date. If the Company does not refinance all of the outstanding Bridge Notes, the remainder of the Bridge Notes will be convertible, without action on the part of the Bridge Lenders, into shares of the Company's common stock at the rights offering price of $1.53 per share, subject to certain agreed upon limitations.

In addition, under the Note Purchase Agreement, Laminar has agreed to convert an amount of Bridge Notes to acquire up to an additional 8.75 million shares of the Company's common stock at $1.53 per share based upon the level of public participation in the rights offering. Further, the Company has agreed to sell up to an additional 3 million shares of the Company's common stock at $1.53 per share to certain creditors of Covanta based upon the level of public participation in the rights offering and subject to limitations.

Laminar has agreed to certain transfer restrictions upon the shares of the Company's common stock that it holds or will acquire and, in accordance with the transfer restrictions contained in Article Fifth of the Company's charter restricting the resale of the Company's common stock by 5% shareholders, the Company has agreed with Laminar to provide it with limited rights to resell the Company's common stock that it holds pursuant to a letter agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Finally, the Company has agreed with the Bridge Lenders to file a registration statement with the Securities and Exchange Commission ("the Commission") to register the shares of the Company's common stock issued to them under the Note Purchase Agreement no later than the earlier of June 30, 2004 and ten days after the closing of the rights offering. The summary of the registration rights described above is qualified by reference to the Registration Rights Agreement between the Company and the Bridge Lenders, dated December 2, 2003, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Sam Zell, Chairman of the Board of Directors and Chief Executive Officer of the Company, Philip G. Tinkler, Chief Financial Officer of the Company, and William Pate, a Director of the Company, are affiliated with SZ Investments. Martin Whitman and David Barse, Directors of the Company, are affiliated with Third Avenue. The Note Purchase Agreement and other transactions involving the Bridge Lenders were negotiated, reviewed and approved by a special committee of the Company's Board of Directors composed solely of disinterested directors and advised by independent legal and financial advisors.

The summary of the transactions described above is qualified by reference to (1) the Covanta Purchase Agreement, as amended, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.3 and (2) the Note Purchase Agreement, as amended, copies of which are attached hereto as Exhibit 2.2 and Exhibit 2.4, in each case incorporated herein by reference.

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ITEM 5.  OTHER MATERIAL EVENTS AND REGULATION FD DISCLOSURES.

On March 10, 2004, the Company issued a press release announcing the consummation of the transactions contemplated under the Covanta Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF COVANTA ENERGY CORPORATION, DANIELSON HOLDING CORPORATION OR ANY OF THEIR AFFILIATES NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. ANY SUCH OFFER OR SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this Current Report may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson and its subsidiaries, including Covanta, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan", "believe", "expect", "anticipate", "intend", "estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Danielson cautions investors that any forward-looking statements made by Danielson are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson and its subsidiaries, including Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in
Item 1 of Danielson's Annual Report on Form 10-K for the year ended December 27, 2002, Covanta's Annual Report on Form 10-K for the year ended December 27, 2002, and in other securities filings by Danielson or Covanta. Although Danielson believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Danielson's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this Form 8-K are made only as of the date hereof and Danielson does not have any and has not

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undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by Item 7(a) of Form 8-K shall be filed by an amendment to this Current Report on Form 8-K no later than May 10, 2004.

(b) Pro Forma Financial Information.

In accordance with Item 7(b)(2) of Form 8-K, the pro-forma financial information required by Item 7(b) of Form 8-K shall be filed by an amendment to this Current Report on Form 8-K no later than May 10, 2004.

(c) Exhibits

         EXHIBIT NO.       EXHIBIT

         2.1 Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated December 2, 2003. (Incorporated by reference to Exhibit 2.1 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)*

                           * All schedules to this Exhibit 2.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of
                           Exhibit 2.1 as previously furnished. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

         2.2 Note Purchase Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D.
                           E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003(Incorporated by reference to Exhibit 2.2 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)*

                           * All schedules to this Exhibit 2.2 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of
                           Exhibit 2.2 as previously furnished. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

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         2.3               Amendment to Investment and Purchase Agreement
                           between Danielson Holding Corporation and Covanta Energy Corporation dated February 23, 2004.

         2.4 First Amendment to Note Purchase Agreement and Consent between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D. E. Shaw Laminar Portfolios, L.L.C. dated February 23, 2004.

         4.1 Registration Rights Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund Series, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003. (Incorporated by reference to Exhibit 4.1 to the Company's Form 8-K dated December 2, 2004 and filed with the Commission on December 5,
                           2004).

         10.1 Letter Agreement between Danielson Holding Corporation and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003. (Incorporated by reference to Exhibit 10.1 to the Company's Form 8-K dated December 2, 2004 and filed with the Commission on December 5,
                           2004).

         99.1 Press Release issued by Danielson Holding Corporation, dated March 10, 2004 regarding its acquisition of Covanta Energy Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 10, 2004

DANIELSON HOLDING CORPORATION
(Registrant)

By:      /s/ Philip G. Tinkler
         ------------------------
Name:    Philip G. Tinkler,
Title:   Chief Financial Officer

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                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX

         EXHIBIT NO.       EXHIBIT

         2.1 Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated December 2, 2003. (Incorporated by reference to Exhibit 2.1 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)*

                           * All schedules to this Exhibit 2.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K A list of the omitted schedules appears at the end of
                           Exhibit 2.1 as previously furnished. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

         2.2 Note Purchase Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D.
                           E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003. (Incorporated by reference to Exhibit 2.2 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)*

                           * All schedules to this Exhibit 2.2 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of
                           Exhibit 2.2 as previously furnished. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

         2.3 Amendment to Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated February 23, 2004.

         2.4 First Amendment to Note Purchase Agreement and Consent between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D. E. Shaw Laminar Portfolios, L.L.C. dated February 23, 2004.

         4.1 Registration Rights Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund Series, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003. (Incorporated by reference to Exhibit 4.1 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)*

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         10.1              Letter Agreement between Danielson Holding
                           Corporation and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003. (Incorporated by reference to Exhibit 10.1 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)*

         99.1 Press Release issued by Danielson Holding Corporation, dated March [8], 2004 regarding its acquisition of Covanta Energy Corporation